SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of February 24, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2000- HI1)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-77561             41-1808858
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)

 8400 Normandale Lake Blvd.
 Suite 600

 MINNEAPOLIS, MINNESOTA                            55437
 (Address of Principal                             (Zip Code)

 Executive Offices)

Registrant's telephone number, including area code, is (612) 832-7000



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ITEM 5. OTHER EVENTS.

               The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999, and for the periods ending September 30, 1999 and September 30, 1998, included in the Quarterly
Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of December 31, 1999 and for the periods ending December 31, 1999 and December 31, 1998 contained in the press release issued on January 26, 2000 included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 27, 2000), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K
EXHIBIT NO.                  EXHIBIT NO.            DESCRIPTION

1                            23                Consent of KPMG LLP,
                                               independent auditors of
                                               Ambac Assurance Corporation
                                               and subsidiaries with respect
                                               to the Residential Funding
                                               Mortgage Securities II, Inc.
                                               Home Loan-Backed Notes,
                                               Series 2000-HI1





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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            BY:    /S/ LISA LUNDSTEN
                                            Name:   Lisa Lundsten
                                            Title:  Vice President

Dated: February 17, 2000


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            BY:
                                            Name:   Lisa Lundsten
                                            Title:  Vice President

Dated: February 17, 2000



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                                  EXHIBIT INDEX

                      Item 601(a) of                             Sequentially
Exhibit        Regulation S-K                                    Numbered
NUMBER         EXHIBIT NO.                  DESCRIPTION          PAGE


1                     23                Accountant's Consent



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                                    EXHIBIT 1



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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-77561) on Form S-3 of Residential Funding Mortgage Securities II, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated February 17, 2000, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                                    /s/ KPMG LLP

New York, New York
February 17, 2000



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